Vanguard Windsor™ II Fund

Supplement Dated December 16, 2019, to the Prospectus and Summary Prospectus Dated February 27, 2019

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Windsor II Fund (the Fund) approved restructuring of the Fund's investment advisory team, removing Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley) and The Vanguard Group, Inc.'s Quantitative Equity Group (QEG) as investment advisors to the Fund and adding Aristotle Capital Management, LLC (Aristotle Capital) to the Fund's investment team. All references to Barrow, Hanley and QEG, and all other details and descriptions regarding Barrow, Hanley's and QEG's management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Aristotle Capital independently selects and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees determines the proportion of the Fund's assets to be managed by each advisor and may change these proportions at any time.

The change in the Fund's investment advisory arrangement is expected to change the Fund's expense ratios to 0.34% for Investor Shares and 0.26% for Admiral Shares. The Fund's investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The following replaces a similar table under the heading "Fees and Expenses" in the Fund Summary section:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Admiral Shares
Management Fees	0.33%	0.25%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses1	0.34%	0.26%

1 The expense information shown in the table has been restated to reflect estimated amounts.

In the same section, the following replaces a similar table under "Example":

	1 Year	3 Years	5 Years	10	Years
Investor Shares	$35	$109	$191	$431

Admiral Shares	$27	$84	$146	$331

The following is added under the heading "Investment Advisors" in the Fund Summary section:

Aristotle Capital Management, LLC (Aristotle Capital)

In the same section, the following is added to the list of Portfolio Managers:

Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has co-managed a portion of the Fund since December 2019.

Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has co-managed a portion of the Fund since December 2019.

Prospectus Text Changes

The following is added under the heading "Security Selection" in the More on the Fund section:

Aristotle Capital employs a research-driven, bottom-up, quality-value approach, seeking to invest in high quality companies available at attractive valuations. The focus on company quality is designed to provide downside protection while not sacrificing upside potential.

The following is added under the heading "Investment Advisors" in the More on the Fund section:

Aristotle Capital Management, LLC, 11100 Santa Monica Boulevard Suite 1700, Los Angeles, CA 90025, is an investment advisory firm founded in 2010. As of September 30, 2019, Aristotle Capital managed approximately $19.6 billion in assets.

The following replaces similar text in the same section:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the MSCI US Investable Market 2500 Index (for Hotchkis and Wiley), the S&P 500 Index (for Aristotle Capital and Lazard), or the Russell 3000 Index (for Sanders), over the preceding 60-month period (a 36-month period for Lazard). When the performance adjustment is positive, the Fund's expenses increase; when it is negative, expenses decrease.

In the same section, the following is added to the list of portfolio managers:

Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has worked in investment management since 1985; has managed investment portfolios since 1992; has been with Aristotle Capital since 2010; and has co-managed a portion of the Fund since December 2019. Education: B.S. and M.S., Stanford University; M.B.A., Harvard Business School.

Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has worked in investment management since 2006; has managed investment portfolios since 2008; has been with Aristotle Capital since 2014; and has co-managed a portion of the Fund since December 2019. Education: B.S., Arizona State University; M.B.A., University of Southern California.

CFA® is a registered trademark owned by CFA Institute.
© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 73B 122019

Vanguard Windsor™ Funds

Supplement Dated December 16, 2019, to the Statement of Additional Information Dated February 27, 2019

Restructuring of the Investment Advisory Team for Vanguard Windsor II Fund

The board of trustees of Vanguard Windsor II Fund (the Fund) approved restructuring of the Fund's investment advisory team, removing Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley) and The Vanguard Group, Inc.'s Quantitative Equity Group (QEG) as investment advisors to the Fund and adding Aristotle Capital Management, LLC (Aristotle Capital) to the Fund's investment team. All references to Barrow, Hanley and QEG, and all other details and descriptions regarding Barrow, Hanley's and QEG's management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

Aristotle Capital independently selects and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees determines the proportion of the Fund's assets to be managed by each advisor and may change these proportions at any time.

The Fund's investment objective, principal investment strategies, and principal risks are not expected to change.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following is added to the introductory text on page B-36:

Aristotle Capital Management, LLC (Aristotle Capital) provides investment advisory services for a portion of Vanguard Windsor II Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC provided investment advisory services for a portion of Vanguard Windsor II Fund from 1985 until December 2019.

Within the same section, the following replaces similar text under the "II. Vanguard Windsor II Fund" heading, which begins on page B-41:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the MSCI US Investable Market 2500 Index (for Hotchkis and Wiley), the S&P 500 Index (for Aristotle Capital and Lazard), or the Russell 3000 Index (for Sanders), over the preceding 60-month period (a 36-month period for Lazard).

Within the same section, the following is added:

A. Aristotle Capital Management, LLC (Aristotle Capital)

Aristotle Capital is a privately owned, registered investment adviser that specializes in equity portfolio management for institutional and individual clients. The firm is independently owned by its employees and the board of managers.

1. Other Accounts Managed

Howard Gleicher co-manages a portion of the Windsor II Fund; as of September 30, 2019, the Fund held assets of $45.4 billion. As of September 30, 2019, Mr. Gleicher also managed 9 other registered investment companies with total assets of $2.4 billion (advisory fees not based on account performance), 12 other pooled investment vehicles with total assets of $4.9 billion (advisory fees not based on account performance), and 2,145 accounts with total assets of $11.6 billion (advisory fees based on account performance for 3 of these accounts with total assets of $838.9 million).

Gregory Padilla co-manages a portion of the Windsor II Fund; as of September 30, 2019, the Fund held assets of $45.4 billion. As of September 30, 2019, Mr. Padilla also managed 7 other registered investment companies with total assets of $2.3 billion (advisory fees not based on account performance), 11 other pooled investment vehicles with total assets of $4.8 billion (advisory fees not based on account performance), and 1,830 accounts with total assets of $10.8 billion (advisory fees based on account performance for 3 of these accounts with total assets of $838.9 million).

2. Material Conflicts of Interest

Potential conflicts of interest could arise when there is side-by-side management of private fund, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle Capital seeks to mitigate conflict related to trade allocation through its trade rotation procedures.

With regard to portfolio selections and the different positions that Aristotle Capital's portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle Capital manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle Capital may choose one of several options including: (1) "echo" or "mirror" voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

3. Description of Compensation

All Aristotle Capital investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual's team contribution to company objectives. (Market indices are not used in determining an employee's annual bonus.) Each portfolio manager at Aristotle Capital is an equity partner of the firm and receives a portion of the overall profits of Aristotle Capital as part of his ownership interest. Aristotle Capital's culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a "zero sum" environment where individual analysts are perceived to be in competition with one another.

4. Ownership of Securities

As of September 30, 2019, Mr. Gleicher and Mr. Padilla did not own any shares of Vanguard Windsor II Fund.

The following replaces the first paragraph under "Duration and Termination of Investment Advisory Agreements" beginning on page B-47:

The Funds' current investment advisory agreements with the unaffiliated advisors (other than Aristotle Capital) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor, (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor, or (3) by the advisor upon ninety (90) days' written notice to the Fund.

The initial investment advisory agreement with Aristotle Capital is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

The following is added to Appendix B of this Statement of Additional Information:

ARISTOTLE CAPITAL MANAGEMENT, LLC PROXY VOTING POLICIES & PROCEDURES

Introduction

Aristotle Capital Management, LLC ("Aristotle Capital"), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital's general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Capital has contracted with Institutional Shareholder Services ("ISS") to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer ("CIO") or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a "case- by-case" proxy or that memorializes the basis for that decision.

The following details Aristotle Capital's philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1. Corporate Governance

a. Election of Directors and Similar Matters

In an uncontested election, Aristotle Capital will generally vote in favor of management's proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, Aristotle Capital will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:

•Limit directors' liability and broaden directors' indemnification rights; And expects to generally vote against proposals to:

•Adopt or continue the use of a classified Board structure; and

•Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.Audit Committee Approvals

Aristotle Capital generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. Aristotle Capital will generally vote to ratify management's recommendation and selection of auditors.

c. Shareholder Rights

Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by- case basis. Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Adopt confidential voting and independent tabulation of voting results; and

•Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•Adopt super-majority voting requirements; and

•Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and

•Require shareholder approval of "poison pills."

And expects to generally vote against proposals to:

•Adopt classified boards of directors;

•Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and

•Require a company to consider the non-financial effects of mergers or acquisitions.

3. Capital Structure Proposals

Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Eliminate preemptive rights.

4.Compensation a. General

Aristotle Capital generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Require shareholders approval of golden parachutes; and

•Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.

5.Stock Option Plans and Share Issuances

Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by- case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle Capital expects to generally vote against proposals to:

•Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.Corporate Responsibility and Social Issues

Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7. Conflicts

In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps:

(a)vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Capital's vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)for other matters, contact the client for instructions with respect to how to vote the proxy.

8.Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9. Recordkeeping

Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)A copy of this Policy;

(ii)Proxy Statements received regarding client securities;

(iii)Records of votes cast on behalf of clients;

(iv)Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)Records of client requests for proxy voting information.

Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 022C 122019